UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

PHARMAGEN, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54523	27-0777112
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9337 Fraser Avenue
Silver Spring, MD 20910
(Address of principal executive offices) (zip code)

(204) 898-8160
(Registrant’s telephone number, including area code)
_____________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2014, the following officers and directors resigned their respective positions:

Richard A. Wolpow – Chairman of the Board and Director
Danny M. Barnes – Director
David S. Rowley – Director
Stephen M. Perry – Director
Boyd P. Relac – Chief Operating Officer and Secretary
Russell Skibsted – Executive Vice President, Chief Financial Officer and principal financial officer

None of the resignations involved any disagreement with the Company or other management relating to the Company’s operations, policies, practices, or otherwise.

Mackie Barch remains as the sole officer and director of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pharmagen, Inc.

Dated: July 1, 2014	/s/ Mackie Barch
By: Mackie Barch
Its: Vice-Chairman

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